SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K
                             -----------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.


          Date of Report (Date of earliest event reported): May 4, 2004


                             CIMETRIX, INCORPORATED
           -----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


     Nevada                   0-16454                      87-0439107
     ------                   -------                     -----------
State of Incorporation   Commission File No.     IRS Employer Identification No.



           6979 South High Tech Drive, Salt Lake City, Utah 84047-3757
         --------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, Including Area Code: (801) 256-6500


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
=====================

Appointment of Chief Financial Officer

     On May 4, 2004 Cimetrix, Incorporated (the "Company") announced the appointment of Dennis P. Gauger, CPA, as Chief Financial Officer of the Company. A copy of the Company's press release is attached to this Current Report on Form 8-K as exhibit 99.1 and is incorporated herein by reference.

     Mr. Gauger succeeds Joe K. Johnson, who has filled the position of Interim Chief Financial Officer of the Company from November 2002 until Mr. Gauger's appointment. Mr. Johnson remains a member of the Company's board of directors.




Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits
==========================================================================

          (c) Exhibits

               99.1 Press Release dated May 4, 2004





                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CIMETRIX, INCORPORATED
                                              (Registrant)



Dated: May 4, 2004                      By:/S/ Robert H. Reback
                                           --------------------
                                           Robert H. Reback
                                           President and Chief Executive Officer